UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2010

ENZON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-12957	22-2372868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 Route 202/206, Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code:  (908) 541-8600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.      Other Events.

On May 7, 2010, Enzon Pharmaceuticals, Inc. (the "Company") announced that the 2010 Annual Meeting of Stockholders (the "Annual Meeting") has been scheduled for July 13, 2010, and that the record date for determining stockholders entitled to vote at the Annual Meeting is June 7, 2010. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's Board of Directors has determined that proposals to be considered for inclusion in the Company's proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at its principal executive offices on or before May 14, 2010. In addition, in order for a stockholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) of the Exchange Act, such proposal must be received by the Company at its principal executive offices on or before May 17, 2010. Proposals should be directed to the attention of the Corporate Secretary, Enzon Pharmaceuticals, Inc., 685 Route 202/206, Bridgewater, New Jersey 08807.

Section 9 – Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Enzon Pharmaceuticals, Inc. press release, dated May 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2010

ENZON PHARMACEUTICALS, INC.

By:	/s/ Craig A. Tooman
Name:	Craig A. Tooman
Title:	Executive Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Enzon Pharmaceuticals, Inc. press release, dated May 7, 2010.